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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



      Date of report (Date of earliest event reported): September 17, 2001
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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                          0-22228                        11-3170868
-----------------------------         -------------------------      --------------------------
(State or other jurisdiction of         (Commission File No.)              (IRS Employer
incorporation or organization)                                           Identification No.)
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          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085
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          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:               (516) 327-3000
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                                 NOT APPLICABLE
                              -------------------
          (Former name or former address, if changed since last report)


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ITEMS 1 THROUGH 6 AND 8.        NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibits are furnished as part of this report:

         99.1 Press release dated September 17, 2001 announcing new stock repurchase program which authorizes the purchase of up to 5 million shares of Astoria Financial Corporation common stock.

ITEM 9. REGULATION FD DISCLOSURE.

         On September 17, 2001, the Board of Directors of Astoria Financial
Corporation approved the Company's eighth stock repurchase program which authorizes the purchase of up to 5 million shares of common stock in open market or privately negotiated transactions. The new program will commence immediately upon completion of the Company's current repurchase program.

         The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                ASTORIA FINANCIAL CORPORATION


                                                /s/ Peter J. Cunningham
                                                --------------------------------
                                                Peter J. Cunningham
                                                First Vice President and
                                                Director of Investor Relations

Dated: September 17, 2001

                                  EXHIBIT INDEX
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
Exhibit Number                Description
99.1                          Press release dated September 17, 2001 announcing new stock repurchase program which authorizes the purchase of up to 5 million shares of Astoria Financial
                              Corporation common stock.

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